UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2026

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cabot Road, Suite 1800
Woburn, MA 01801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 4, 2026, iSpecimen Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with Foldlab AI Ltd., a company organized under the laws of British Columbia (“Foldlab” or the “Seller”), pursuant to which the Company will acquire from Foldlab certain artificial intelligence software, models, source code, data rights, intellectual property and related assets (collectively, the “Transferred Assets and Products”), including the Disease-Associated Protein Discovery AI Agent and the Disease Trend Prediction and Monitoring AI Model.

The aggregate purchase price for the Transferred Assets and Products is $4,500,000, consisting of (a) $2,000,000 in cash (the “Cash Consideration”) and (b) $2,500,000 in shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), as further described below (the “Stock Consideration” and, together with the Cash Consideration, the “Purchase Price”). The Cash Consideration consists of (i) $750,000 payable at the closing of the transaction (the “Closing”) by wire transfer of immediately available funds and (ii) two milestone payments of $625,000 each (the “Milestone Payments”), for an aggregate of $1,250,000, payable only upon the successful delivery, testing and acceptance of each of the two AI products in accordance with the objective acceptance criteria set forth in the Agreement. No Milestone Payment is earned, due or payable for partial performance, incomplete delivery, a failed test, an unresolved material defect or a failure to satisfy any acceptance criterion. The Stock Consideration consists of the number of whole shares of Common Stock equal to $2,500,000 divided by the volume-weighted average price (“VWAP”) per share of Common Stock for the ten (10) consecutive trading days ending on the trading day immediately before Closing, rounded down to the nearest whole share. The Company may pay cash in lieu of any fractional-share amount without increasing the aggregate Purchase Price.

At Closing, the Stock Consideration will be issued and deposited with the Company’s escrow agent (the “Escrow Agent”) under an escrow agreement attached as Exhibit E to the Agreement (the “Escrow Agreement”). The Stock Consideration will be subject to a five-year escrow and lock-up beginning on the date of Closing (the “Closing Date”), with no leak-out. Neither Foldlab, nor any holder of the Stock Consideration, nor any transferee may sell, transfer, assign, pledge, hypothecate, hedge, short, lend, encumber or otherwise dispose of any escrowed share or related economic interest during the escrow term. All dividends, distributions, split shares, replacement securities and other property attributable to the escrowed shares will be held in escrow subject to the same restrictions. The Stock Consideration will also be subject to a standalone voting rights agreement attached as Exhibit F to the Agreement (the “Voting Rights Agreement”), under which each holder grants the Company an irrevocable proxy, coupled with an interest, to vote on matters relating to the issuance, listing, transfer restrictions, recapitalization, change of control or implementation of the transaction. The Stock Consideration will be issued pursuant to a private-placement exemption and will not be registered under the Securities Act of 1933, as amended, or any state securities law at issuance. The Company has no obligation to register, qualify or facilitate resale of the Stock Consideration.

The Closing is subject to the satisfaction or waiver of customary conditions, including: (i) the truth and accuracy of the Seller’s representations and warranties; (ii) delivery by the Seller of a completed and certified disclosure schedule required by the Agreement (the “Seller Disclosure Schedule”); (iii) approval by the Company’s stockholders of the transaction and the issuance of the Stock Consideration (the “Buyer Stockholder Approval”); (iv) Nasdaq approval or confirmation of the listing of the Stock Consideration shares; (v) availability of the private-placement exemption; (vi) receipt of all required regulatory approvals and third-party consents; and (vii) the absence of any material adverse effect on the Transferred Assets and Products. The Closing will occur remotely, promptly after the Company obtains the Buyer Stockholder Approval. The Agreement may be terminated before Closing by mutual written agreement, by the Company if any closing condition is not satisfied by the date that is 120 days after the execution date of the Agreement, as extendable by the Company for up to 60 additional days (the “Outside Termination Date”), by the Company for the Seller’s material uncured breach, or by either party upon a final non-appealable order prohibiting the transactions. No portion of the Purchase Price is payable solely because of termination.

The Agreement provides that the Seller will indemnify the Company and its affiliates, stockholders, directors, officers, employees, agents, successors and permitted assigns against all losses arising from, among other things, breaches of the Seller’s representations and warranties, pre-closing liabilities, claims that the Transferred Assets and Products infringe third-party intellectual property rights, data and privacy liabilities, security incidents, fraud, willful misconduct and failure to deliver or cure a milestone product. General representation claims are subject to a $25,000 deductible basket and a $100,000 aggregate cap. Claims relating to Excluded Liabilities, privacy, fraud, intentional misrepresentation and willful misconduct or those covered by insurance or third-party recovery are not subject to the basket or cap.

The issuance of the Stock Consideration is subject to the approval of the Company’s stockholders as required by Nasdaq Listing Rule 5635(a). The Company intends to file a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with seeking the Buyer Stockholder Approval and will mail a definitive proxy statement and form of proxy to its stockholders in due course. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed acquisition, the expected timing and completion of the transaction, the expected benefits of the transaction, the Company’s plans to file a proxy statement and seek stockholder approval, and other statements that are not historical facts. These statements are based on the Company’s current expectations, estimates and projections and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including: the risk that the conditions to Closing may not be satisfied, including the risk that stockholder approval may not be obtained; the risk that the Seller may not deliver the milestone products on time or in compliance with the acceptance criteria; the risk that the Transferred Assets and Products may not perform as expected or generate the anticipated benefits; the risk that the Company may not successfully integrate the acquired technology; and other risks and uncertainties described in the Company’s filings with the SEC, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated September 4, 2026, by and between iSpecimen Inc. and Foldlab AI Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2026

iSPECIMEN INC.

By:	/s/ Shahin Behroyan
	Name:	Shahin Behroyan
	Title:	Chief Executive Officer

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